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                                                                    EXHIBIT 10.5


                                                                  EXECUTION COPY

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                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                          CONVERGENT GROUP CORPORATION,

                           THE CONTINUING SHAREHOLDERS

                                       AND

                                  THE INVESTORS

                            (EACH AS DEFINED HEREIN)





                                 AUGUST 13, 1999




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




                                TABLE OF CONTENTS

                                                                            PAGE
SECTION 1.  DEFINITIONS ...................................................    1
SECTION 2.  REQUIRED REGISTRATION .........................................    4
SECTION 3.  PIGGYBACK REGISTRATION ........................................    5
SECTION 4.  REGISTRATIONS ON FORM S-3 .....................................    6
SECTION 5.  HOLDBACK AGREEMENT ............................................    6
SECTION 6.  PREPARATION AND FILING ........................................    7
SECTION 7.  EXPENSES ......................................................   10
SECTION 8.  INDEMNIFICATION ...............................................   10
SECTION 9.  UNDERWRITING AGREEMENT ........................................   13
SECTION 10. INFORMATION BY HOLDER .........................................   13
SECTION 11. EXCHANGE ACT COMPLIANCE .......................................   13
SECTION 12. MERGERS, ETC. .................................................   13
SECTION 13. NEW CERTIFICATES ..............................................   14
SECTION 14. NO CONFLICT OF RIGHTS; SELECTION OF UNDERWRITER ...............   14
SECTION 15. TERMINATION ...................................................   14
SECTION 16. MISCELLANEOUS .................................................   14

                                                                  EXECUTION COPY


                                             REGISTRATION RIGHTS AGREEMENT dated
                                    as of August 13, 1999 among CONVERGENT GROUP
                                    CORPORATION., a Delaware corporation (the
                                    "Company"), the INVESTORS listed on Schedule
                                    I hereto and the CONTINUING SHAREHOLDERS listed on Schedule II hereto (the "Continuing Shareholders").

                  Simultaneously herewith, the Company, the Investors and the Continuing Shareholders are consummating the transactions contemplated by the Recapitalization Agreement. The Investors and the Continuing Shareholders are referred to collectively as the "Shareholders" and individually as a "Shareholder." The Shareholders own or have the right to purchase or otherwise acquire Registrable Shares (as defined below). The Company and the Shareholders deem it to be in their respective best interests to enter into this Agreement to set forth the rights of the Shareholders in connection with public offerings and sales of the Registrable Shares.

                  NOW THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Shareholders hereby agree as follows:

         SECTION 1. DEFINITIONS.

                  As used in this Agreement, the following terms have the following meanings:

                  "Board" means the Board of Directors of the Company.

                  "Commission" means the Securities and Exchange Commission or any other governmental body or agency succeeding to the functions thereof.

                  "Common Stock" means the common stock, $0.01 par value, of the Company.

                  "Continuing Shareholders" has the meaning set forth in the caption.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "GS" means GS Private Equity Partners II, L.P., GS Private Equity Partners II Offshore, L.P., GS Private Equity Partners III, L.P., GS Private Equity Partners III Offshore, L.P. and NBK/GS Private Equity Partners, L.P.

                  "InSight" means InSight Capital Partners III, L.P., a Delaware limited partnership, InSight Capital Partners III (Cayman), L.P. and InSight Capital Partners III (Co-Investors), L.P.

                  "Investors" means, collectively, InSight, UBS and GS, including any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as an Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

                  "Investor Shares" means all Registrable Shares held by the Investors.

                  "Majority of Shareholders" means (i) holders of at least a majority of the Registrable Shares then held by all Shareholders and (ii) holders of a majority of all Investor Shares (an "Investor Majority") as such.

                  "Other Shares" means at any time those shares of Common Stock that do not constitute Primary Shares or Registrable Shares.

                  "Person" shall be construed broadly and shall include an individual, a partnership, a limited partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Primary Shares" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Company in its treasury.

                  "Prospectus" means the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "Public Offering" means the closing of a public offering of Common Stock pursuant to a Registration Statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of securities issuable pursuant to an employee benefit plan.

                  "Recapitalization Agreement" means the Recapitalization Agreement dated as of the date hereof, by and among the Company, the Investors and the other parties thereto, as the same may be amended, supplemented or modified from time to time.

                  "Registrable Shares" means the shares of Common Stock held by any Shareholder which constitute Restricted Shares.



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

                  "Registration Date" means the date upon which a Registration Statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale in a Public Offering shall have been declared effective by the Commission.

                  "Registration Statement" shall mean any registration statement of the Company which covers any of the Registrable Shares and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Required Registration" means a registration requested by a Shareholder or group of Shareholders pursuant to Section 2.

                  "Restricted Shares" means shares of Common Stock, and includes
(i) shares of Common Stock which may be issued as a dividend or distribution,
(ii) any shares of Common Stock issued or issuable with respect to any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock, and (iii) any shares of Common Stock issued or issuable with respect to any securities received in respect of the foregoing (including securities described in Section 12), in each case in clauses (i) through (iii) which at any time are held by the Shareholders. As to any particular Restricted Shares, once issued, such Restricted Shares shall cease to be Restricted Shares when (A) they have been registered under the Securities Act, the Registration Statement in connection therewith has been declared effective and they have been disposed of pursuant to and in the manner described in such effective Registration Statement, (B) they have been otherwise transferred and new certificates or other evidences of ownership for them not bearing a restrictive legend and not subject to any stop transfer order or other restriction on transfer have been delivered by the Company or the issuer of other securities issued in exchange for the Restricted Shares, or (C) they have ceased to be outstanding.

                  "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Shareholders" means, collectively, the Investors and the Continuing Shareholders listed on SCHEDULE I and SCHEDULE II hereto, respectively, and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as a Shareholder hereunder and to be bound by the terms and comply with all applicable provisions hereof.

                  "Subsidiary" means, with respect to any Person, any other Person of which the securities having a majority of the ordinary voting power in electing the board of



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directors (or other governing body), at the time as of which any determination is being made, are owned by such first Person either directly or through one or more of its Subsidiaries.

                  "UBS" means UBS Capital II LLC a Delaware limited liability company.

         SECTION 2. REQUIRED REGISTRATION.

                  (a) Subject to Section 2(b), if the Company shall be requested by the holders of a majority of all Investor Shares at any time to effect the registration under the Securities Act of Registrable Shares. Then the Company shall (subject to the managing underwriter's discretion) promptly give written notice of such proposed registration to all holders of Registrable Shares and shall (subject to the managing underwriter's discretion) offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by all holders of Registrable Shares who respond in writing to the Company's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall use its best efforts to promptly effect the registration under the Securities Act of the Registrable Shares which the Company has been so requested to register. The number of requests permitted pursuant to this Section 2(a) shall be unlimited.

                  (b) Anything contained in Section 2(a) to the contrary notwithstanding, the Company shall not be obligated to effect any registration under the Securities Act pursuant to Section 2(a) except in accordance with the following provisions:

                           (i) with respect to any registration pursuant to this
         Section 2, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                                    (A) first, all Registrable Shares requested
                  to be included in such registration by the Shareholders who requested such registration or made timely notice to the Company of their request to include Registrable Shares in such registration pursuant to Section 2(a), pro rata among such requesting Shareholders based on the number of Registrable Shares requested by each such requesting Shareholder to be so registered;

                                    (B) second, all Registrable Shares requested
                  to be included in such registration by the other Shareholders who requested the inclusion of their Registrable Shares in such registration pursuant to Section 3, pro



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

                  rata among all such Shareholders based on the number of Registrable Shares requested by each such Shareholder to be so registered;

                                    (C) third, the Primary Shares; and

                                    (D) fourth, the Other Shares;

                           (ii) at any time before the Registration Statement covering Registrable Shares becomes effective, the Shareholder or group of Shareholders which requested such registration pursuant to Section 2(a) may request the Company to withdraw or not to file the Registration Statement; and

                           (iii) the Company may, at its sole option, elect to satisfy a request for a registration pursuant to Section 2(a) on Form S-2 or Form S-3 promulgated under the Securities Act (or any successor forms thereto), if such forms are then available to the Company.

                  (c) The Company shall file a registration statement with respect to each registration requested pursuant to Section 2(a) as soon as practicable after receipt of the demand of the requesting Shareholders; provided, however, that if in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company in that such registration would interfere with a proposed primary registration of securities by the Company or any other material corporate transaction and the Board of Directors concludes, as a result, that it is advisable to defer the filing of such registration statement at such time (as evidenced by an appropriate resolution of the Board), then the Company shall have the right to defer such filing for the period during which such registration would be seriously detrimental; provided, further, however, that (i) the Company may not defer the filing for a period of more than one hundred and twenty (120) days after receipt of the demand of the requesting Shareholders, (ii) the Company shall not exercise its right to defer such a registration more than once, and
(iii) if the Company undertakes a primary registration following an exercise of its deferral right, the holders of Registrable Shares shall have "piggyback" rights under Section 3 hereof with respect to not less than one-third (1/3) of the number of shares of Registrable Shares to be sold in such offering.

         SECTION 3. PIGGYBACK REGISTRATION.

                  If the Company at any time that is 180 days after its initial Public Offering proposes for any reason to register shares of Common Stock under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to the Shareholders of its intention to so register such shares and, upon the written request, delivered to the Company within 20 days after delivery of any such notice by the Company, of any Shareholder to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in



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such registration on the same terms and conditions as the Common Stock otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                           (i) first, the Primary Shares or Other Shares proposed to be registered by the Company; and

                           (ii) second, the Registrable Shares requested to be included in such registration pursuant to this Section 3, pro rata among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder; and

                           (iii) any Other Shares.

         SECTION 4. REGISTRATIONS ON FORM S-3.

                  Anything contained in Section 2 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, a Majority of Shareholders shall have the right to request in writing an unlimited number of registrations of Registrable Shares on Form S-3 or such successor form, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof, (ii) state the intended method of disposition of such Registrable Shares and (iii) relate to Registrable Shares having an anticipated aggregate gross offering price (before underwriting discounts and commissions) of at least $10,000,000, and upon receipt of any such request, the Company shall use its best efforts promptly to effect the registration under the Securities Act of the Registrable Shares so requested to be registered. A requested registration on Form S-3 or any such successor form in compliance with this Section 4 shall be treated as a registration initiated pursuant to, and shall be subject to, the provisions of
Section 2.

         SECTION 5. HOLDBACK AGREEMENT.

                  (a) If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Section 2, Section 3 or Section 4) for sale to the public pursuant to an underwritten offering, the Shareholders shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Shares (other than those shares of Common Stock included in such registration pursuant to Sections 2, 3 or 4) without the prior written consent of the Company, for a period designated by the Company in writing to the Shareholders, which period shall not begin more than 10 days prior to the effectiveness of the Registration Statement pursuant to which such public offering shall be made and shall not last more than 180 days after the closing of sale of shares pursuant to such



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Registration Statement. The Company shall use reasonable efforts to obtain the agreement of any Person permitted to sell shares of Common Stock in a registration to be bound by and to comply with this Section 5 with respect to such registration as if such Person was a Shareholder hereunder.

                  (b) If the Company at any time pursuant to Section 2 or
Section 3 of this Agreement shall register under the Securities Act Registrable Shares held by Shareholders for sale to the public pursuant to an underwritten offering, the Company shall not effect any public sale or distribution of securities similar to those being registered, or any securities convertible into or exercisable or exchangeable for such securities, for such period as shall be determined by the managing underwriters, which period shall not begin more than 10 days prior to the effectiveness of the Registration Statement pursuant to which such public offering shall be made and shall not last more than 180 days after the closing of sale of shares pursuant to such Registration Statement.

         SECTION 6. PREPARATION AND FILING.

                  (a) If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of, and keep effective a Registration Statement for, any Registrable Shares, the Company shall, as expeditiously as practicable:

                           (i) use its best efforts to cause a Registration Statement that registers such Registrable Shares to become and remain effective for a period of 90 days (extended for such period of time as the Shareholders are required to discontinue disposition of Registrable Shares pursuant to Section 6(b) below) or until all of such Registrable Shares have been disposed of (if earlier);

                           (ii) use its best efforts to furnish, at least five business days before filing a Registration Statement that relates to the registration of such Registrable Shares, a Prospectus relating thereto or any amendments or supplements relating to such a Registration Statement or Prospectus, to one counsel (the "Shareholders' Counsel") selected by a Majority of Shareholders, copies of all such documents proposed to be filed;

                           (iii) [Intentionally omitted];

                           (iv) notify in writing the Shareholders' Counsel, and the Shareholders whose Registrable Shares may be included in such Registration Statement, promptly of (A) the receipt by the Company of any notification with respect to any comments by the Commission with respect to such Registration Statement or Prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) the receipt by the Company of any notification or written information with respect to the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of such



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         Registration Statement or Prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose (and the Company shall use its best efforts to prevent the issuance thereof or, if issued, to obtain its withdrawal) and (C) the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                           (v) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Shareholders holding such Registrable Shares reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Shareholders to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Shareholders; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this clause (v);

                           (vi) furnish to the Shareholders holding such Registrable Shares such number of copies of a summary Prospectus, if any, or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Shareholders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                           (vii) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Shareholders holding such Registrable Shares to consummate the disposition of such Registrable Shares;

                           (viii) notify the Shareholders holding such Registrable Shares on a timely basis at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in clause
         (i) of this Section 6(a), of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and prepare and furnish to such Shareholders a reasonable number of copies of, and file with the Commission, a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;



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

                           (ix) subject to the execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the Shareholders holding Registrable Shares requested to be included in such registration, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Shareholders or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector, in each case as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection with such Registration Statement; provided, however, that any of the Information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement or Prospectus,
         (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or, upon the written advice of counsel, is otherwise required by law, or (C) such Information has been made generally available to the public, and the Shareholders agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                           (x) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

                           (xi) use its best efforts to obtain from its counsel an opinion or opinions in customary form naming the Shareholders as additional addressees or parties who may rely thereon;

                           (xii) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

                           (xiii) issue to any underwriter to which the Shareholders holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

                           (xiv) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the Nasdaq National Market;



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

                          (xv) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                          (xvi) use its best efforts to take all other steps necessary to effect the registration of, and maintain an effective Registration Statement with respect to, such Registrable Shares contemplated hereby.

                  (b) Each holder of the Registrable Shares, upon receipt of any notice from the Company of any event of the kind described in Section 6(a)(viii) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(a)(viii) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the most recent Prospectus covering such Registrable Shares at the time of receipt of such notice.

         SECTION 7. EXPENSES.

                  All expenses (other than underwriting discounts and commissions relating to the Registrable Shares) incurred by the Company and the Shareholders in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filings with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of the Shareholders' Counsel, shall be paid by the Company in connection with registrations requested under Section 2 or Section 4; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

         SECTION 8. INDEMNIFICATION.

                  (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Shares, each underwriter, broker or any other Person acting on behalf of the holders of Registrable Shares and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act (each such indemnified Person being referred to herein as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities

(or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in or incorporated by reference in the Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall promptly reimburse the Indemnified Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to any such Indemnified Person to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon: (i) an untrue statement or allegedly untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Indemnified Person specifically for use in the preparation thereof or (ii) any Indemnified Person's failure to deliver a copy of the Prospectus (including any amendment or supplement thereto) after the Company has delivered to such Indemnified Person a sufficient number of copies of the same.

                  (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares being registered shall, severally and not jointly, to the fullest extent permitted by law, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a) above) the Company, each director of the Company, each officer of the Company who shall have signed such Registration Statement, each other holder of Registrable Shares or Other Shares, each agent, underwriter, broker or other Person acting on behalf of the Company, each other holder of Registrable Shares or Other Shares and each Person who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such holder specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 8(a) or Section 8(b), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the indemnified party's failure to give such notice shall not release, relieve or in any way affect the indemnifying party's obligation hereunder to indemnify the indemnified party unless and to the extent that the rights of the indemnifying party are prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that he, she, or it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of his, her or its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded (based on the written advice of counsel) that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this
Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8.

                  (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein (other than as a result of the applicability of the proviso in Section 8(a)), then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         SECTION 9. UNDERWRITING AGREEMENT.

                  (a) If any registration pursuant to Section 2 or Section 4 is requested to be an underwritten offering, the Company shall negotiate in good faith to enter into a reasonable and customary underwriting agreement with the underwriters thereof. The Company shall be entitled to receive indemnities from lead institutions, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement and to the extent customary given their role in such distribution.

                  (b) No Shareholder may participate in any registration hereunder that is underwritten unless such Shareholder agrees to (i) sell such Shareholder's Registrable Shares proposed to be included therein on the basis provided in any underwriting arrangements approved by the Company and a Majority of Shareholders and (ii) as expeditiously as possible, notify the Company of the occurrence of any event concerning such Shareholder as a result of which the Prospectus relating to such registration contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         SECTION 10. INFORMATION BY HOLDER.

                  The Shareholders shall furnish to the Company such written information regarding the Shareholders and the distribution proposed by the Shareholders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         SECTION 11. EXCHANGE ACT COMPLIANCE.

                  From the Registration Date or such earlier date as a Registration Statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with the Shareholders in supplying such information as may be necessary for the Shareholders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

         SECTION 12. MERGERS, ETC.

                  The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to include the shares of common stock, if any, or other securities that the Shareholders would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization; provided, however, that, to the extent the Shareholders receive securities that are by their terms convertible into shares of common stock of the issuer thereof, then any such shares of common stock as are issued or issuable upon conversion of said convertible securities shall be included within the definition of "Registrable Shares."

         SECTION 13. NEW CERTIFICATES.

                  As expeditiously as possible after the effectiveness of any Registration Statement filed pursuant to this Agreement, the Company will deliver in exchange for any legended certificate evidencing Registrable Shares so registered, new stock certificates not bearing any restrictive legends.

         SECTION 14. NO CONFLICT OF RIGHTS; SELECTION OF UNDERWRITER.

                  The Company shall not, at any time after the date hereof, grant any registration rights that conflict with or impair, or have any parity with or priority over, the registration rights granted hereby. In any Public Offering, the managing underwriter shall be a nationally recognized investment banking firm chosen by the Board.

         SECTION 15. TERMINATION.

                  This Agreement shall terminate and be of no further force or effect upon the written agreement of the Company, a majority of Registrable Shares held by the Investors (which majority must include the affirmative vote of all Registrable Shares then held by UBS) and a majority of Registrable Shares held by the Continuing Shareholders or when there shall no longer be any Restricted Shares outstanding.

         SECTION 16. MISCELLANEOUS.

                  (a) Successors and Assigns. Except as expressly set forth herein, this Agreement shall bind and inure to the benefit of the Company and the Shareholders and, subject to Section 16(b), the respective successors and assigns of the Company and the Shareholders. This Agreement is not intended to create any third party beneficiaries.

                  (b) Assignment. Each Shareholder may assign its rights hereunder to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, unless already a party to this Agreement, be required to execute a counterpart to this Agreement agreeing to be treated as Shareholder hereunder, whereupon such purchaser or transferee shall have the benefits of and shall be subject to the restrictions contained in this Agreement as if such purchaser or transferee was originally included in the definition of a Shareholder and had originally been a party hereto.

                  (c) Severability. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings with respect hereto and thereto.

                  (e) Notices. All communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by nationally-recognized overnight courier guaranteeing next day delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at its address below or such other address as such party may hereafter designate in writing:

                          if to the Company, to:

                          Convergent Group Corporation
                          6200 South Syracuse Way
                          Suite 200
                          Englewood, CO 80111
                          Attention: Chief Executive Officer

                          with a copy to:

                          O'Sullivan Graev & Karabell, LLP
                          30 Rockefeller Plaza
                          New York, New York 10112
                          Attention: Ilan S. Nissan, Esq.

                          if to an Investor to each of the Investors listed on
                          Schedule I
                          with a copy to:

                          O'Sullivan Graev & Karabell, LLP
                          30 Rockefeller Plaza
                          New York, New York 10112
                          Attention: Ilan S. Nissan, Esq.

                          if to the Continuing Shareholders, at the address of the Company set forth above, or if so noted on
                          Schedule II hereto, at the addresses set forth on
                          Schedule II hereto.

                          with a copy to:

                          Holland & Hart LLP
                          555 East 17th Street
                          Suite 3200
                          Denver, Colorado 80202
                          Attention: Kevin S. Crandell, Esq.

                  All such notices, requests, consents and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (iii) in the case of mailing, on the third business day after the posting thereof.

                  (f) Modifications; Amendments; Waivers. The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Company, a majority of all Registrable Shares held by the Investors (which majority must include the affirmative vote of all Registrable Shares then held by UBS) and a majority of all Registrable Shares held by the Continuing Shareholders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  (h) Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF

DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAWS OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

                  (j) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (k) Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa.

                  (1) Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

                  (m) Effectiveness. This Agreement shall not be deemed effective until it has been executed and delivered by all parties listed on the signature pages hereto.

                                     *****

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.


                                        CONVERGENT GROUP CORPORATION

                                        By: /s/ GLENN E. MONTGOMERY, JR.
                                           -------------------------------------
                                           Name: Glenn E. Montgomery, Jr.
                                           Title: Chief Executive Officer

CONTINUING SHAREHOLDERS:


GMJM STOCK PARTNERSHIP, LTD.

By:  /s/ GLENN E. MONTGOMERY, JR.
     -----------------------------------
     Name: Glenn E. Montgomery, Jr.
     Title: General Partner



MARK L. EPSTEIN TRUST

By:  /s/ GLENN E. MONTGOMERY, JR.
     -----------------------------------
     Name: Glenn E. Montgomery, Jr.
     Title: Trustee



By:  /s/ SCOTT M. SCHLEY  by POA
     -----------------------------------
for  Name: Scott M. Schley
     Title: Trustee



LEHE FAMILY PARTNERS, LTD.

By:  /s/ LARRY L. ENGELKEN       8/12/99
     -----------------------------------
     Name: Larry L. Engelken
     Title: General Partner

By: /s/ HOLLY S. STORM-ENGELKEN
   -------------------------------------
   Name: Holly S. Storm-Engelken
   Title: General Partner


/s/ GLENN E. MONTGOMERY, JR.
----------------------------------------
Glenn E. Montgomery, Jr.


/s/ SCOTT M. SCHLEY
----------------------------------------
Scott M. Schley


EAS TRUST

By: /s/  ROBERT SHARPE
   -------------------------------------
   Name: Robert Sharpe
   Title: Trustee


RES TRUST

By: /s/ ROBERT SHARPE
   -------------------------------------
   Name: Robert Sharpe
   Title: Trustee


----------------------------------------
Barry J. Kemble


----------------------------------------
Bart E. Elliott


----------------------------------------
Thomas E. VanDenover




              [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.


                                                         CONVERGENT GROUP
                                                         CORPORATION

                                                         By:
                                                            --------------------
                                                            Name:
                                                            Title:

CONTINUING SHAREHOLDERS:

GMJM STOCK PARTNERSHIP, LTD.

By:
   -------------------------
   Name:
   Title:


MARK L. EPSTEIN TRUST

By:-------------------------
   Name:
   Title:


LEHE FAMILY PARTNERS, LTD.

By:
   -------------------------
   Name:
   Title:


----------------------------
Glenn E. Montgomery, Jr.


----------------------------
Scott. M. Schley

/s/ BARRY J. KEMBLE
----------------------------
Barry J. Kemble

/s/ BART E. ELLIOTT
----------------------------
Bart E. Elliott

/s/ THOMAS E. VANDENOVER
----------------------------
Thomas E. VanDenover

/s/ EUGENE P. KINDRACHUK
----------------------------
Eugene P. Kindrachuk

/s/ DEAN A. ZASTAVA
----------------------------
Dean A. Zastava

/s/ JOHN A. RAMSEUR
----------------------------
John A. Ramseur

/s/ GREGORY P. FOSTER
----------------------------
Gregory P. Foster

/s/ TERRY L. YARYAN
----------------------------
Terry L. Yaryan

INVESTORS:

INSIGHT CAPITAL PARTNERS III, L.P.

By: InSight Venture Associates III, L.L.C.
      its General Partner

By: /s/ JERRY MURDOCK
   -------------------------------------
   Name:
   Title:



INSIGHT CAPITAL PARTNERS III (CAYMAN), L.P.

By: InSight Venture Associates III, L.L.C.
      its General Partner

By: /s/ JERRY MURDOCK
   -------------------------------------
   Name:
   Title:


INSIGHT CAPITAL PARTNERS III (CO-INVESTORS), L.P.

By: InSight Venture Associates III, L.L.C.
      its General Partner


By: /s/ JERRY MURDOCK
   -------------------------------------
   Name:
   Title:

UBS CAPITAL II LLC


By: /s/ [ILLEGIBLE]
   -------------------------------------
   Name:
   Title:

By: /s/ [ILLEGIBLE]
   -------------------------------------
   Name:
   Title:



WI SOFTWARE INVESTORS LLC

By: Wexferd Management LLC, its investment manager


By: /s/ ROBERT HOLTZ
   -------------------------------------
   Name: Robert Holtz
   Title: Vice President


IMPRIMIS SB LP

By: Imprimis GP LLC, its General Partner


By: /s/ ROBERT HOLTZ
   -------------------------------------
   Name: Robert Holtz
   Title: Vice President

GS PRIVATE EQUITY PARTNERS II, L.P.


By: GS PEP II Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member


By: /s/ DAVID B. FORD
   -------------------------------------
   Name: DAVID B. FORD
   Title: Director


GS PRIVATE EQUITY PARTNERS II OFFSHORE, L.P.


By: GS PEP II Offshore Advisors, Inc.,
General Partner


By: /s/ DAVID B. FORD
   -------------------------------------
   Name: DAVID B. FORD
   Title: Director


GS PRIVATE EQUITY PARTNERS III, L.P.

By: GS PEP III Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member


By: /s/ DAVID B. FORD
   -------------------------------------
   Name: DAVID B. FORD
   Title: Director


GS PRIVATE EQUITY PARTNERS III OFFSHORE, L.P.


By: GS PEP III Offshore Advisors, Inc.,
General Partner


By: /s/ DAVID B. FORD
   -------------------------------------
   Name: DAVID B. FORD
   Title: Director

NBK/GS PRIVATE EQUITY PARTNERS, L.P.

By: GS PEP Offshore Advisors (NBK), Inc.,
General Partner


By: /s/ DAVID B. FORD
   -------------------------------------
   Name: David B. Ford
   Title: Director


/s/ STEPHEN FRIEDMAN
----------------------------------------
Stephen Friedman


----------------------------------------
Charles A. Davis






              [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

                                                                      SCHEDULE I


INVESTORS:

INSIGHT CAPITAL PARTNERS III, L.P.

527 Madison Avenue, 10th Floor
New York, New York 10022
Attention: Jerry Murdock

INSIGHT CAPITAL PARTNERS III (CAYMAN), L.P.

527 Madison Avenue, 10th Floor
New York, New York 10022
Attention: Jerry Murdock

INSIGHT CAPITAL PARTNERS III (CO-INVESTORS), L.P.

527 Madison Avenue, 10th Floor
New York, New York 10022
Attention: Jerry Murdock

UBS CAPITAL LLC

c/o UBS Capital LLC
299 Park Avenue
New York, New York 10171
Attention: Hyunja Laskin

IMPRIMUS SB LP

411 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: Robert Holtz

WI SOFTWARE INVESTORS, LLC

411 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: Robert Holtz

GS PRIVATE EQUITY PARTNERS II, L.P.

One New York Plaza
New York, NY 10004

GS PRIVATE EQUITY PARTNERS II OFFSHORE, L.P.

One New York Plaza
New York, NY 10004

GS PRIVATE EQUITY PARTNERS III, L.P.

One New York Plaza
New York, NY 10004

GS PRIVATE EQUITY PARTNERS III OFFSHORE, L.P.

One New York Plaza
New York, NY 10004

NBK/GS PRIVATE EQUITY PARTNERS, L.P.

One New York Plaza
New York, NY 10004

STEPHEN FRIEDMAN

527 Madison Avenue, 10th Floor
New York, New York 10022
Attention: Jerry Murdock

                                                                     SCHEDULE II


CONTINUING SHAREHOLDERS:

GMJM Stock Partnership, Ltd.


Mark L. Epstein Trust


LEHE Family Partners, Ltd.


Glenn E. Montgomery, Jr.


Scott M. Schley


EAS Trust


RBS Trust


Barry J. Kemble


Bart E. Elliott


Thomas E. VanDenover


Eugene P. Kindrachuk


Dean A. Zastava


John A. Ramseur


Gregory P. Foster


Terry L. Yaryan


                                      -i-